BRIDGE BUILDER TRUST
Bridge Builder Municipal Bond Fund
Supplement dated January 8, 2021
to the Prospectus dated October 28, 2020, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Trustees of the Bridge Builder Trust (the “Trust”) have (i) approved a sub-advisory
agreement among Olive Street Investment Advisers, Inc., (“Olive Street”), MacKay Shields LLC (“MacKay Shields”), and the Trust, on behalf of the Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”) and (ii) approved the termination of the sub-advisory
agreement among Olive Street, Wells Capital Management, Inc. (“WellsCap”), and the Trust, on behalf of the Municipal Bond Fund, each to be effective as of January 11, 2021.
Accordingly, effective on January 11, 2021, the Prospectus is hereby supplemented and revised as follows:

1.
The fifth paragraph under the
sub-section
entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Municipal Bond Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser may allocate Fund assets to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), FIAM LLC (“FIAM”), MacKay Shields LLC (“MacKay Shields”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Municipal Bond Fund”:
MacKay Shields’ Principal Investment Strategies
MacKay Shields’ relative-value investment strategy combines a top-down macro view with bottom-up
credit research driven security selection. MacKay Shields’ investment discipline begins by outlining a macro view of the economy, interest rates, inflation and both national and regional political concerns. The top-down
component guides decisions relating to the Fund’s credit distribution, sector distribution, state exposure and yield curve positioning. The investment strategy seeks to maintain duration neutrality, typically expressed as a range around the duration of the relevant benchmark. MacKay Shields’ approach is driven by fundamental bottom-up
security analysis using deep credit research and spread analysis. In doing so, the investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management.

3.	The following table is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Municipal Bond Fund”:
MacKay Shields

Portfolio Managers	Position with MacKay Shields	Length of Service to the Fund
Robert DiMella, CFA	Senior Portfolio Manager and Executive Managing Director	Since January 2021

David Dowden	Senior Portfolio Manager and Managing Director	Since January 2021

Michael Denlinger, CFA	Portfolio Manager, Trader, and Director	Since January 2021

4.
The last paragraph under the
sub-section
entitled “Bridge Builder Municipal Bond Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser may allocate assets of the Municipal Bond Fund to the following
Sub-advisers:
BlackRock, FIAM, MacKay Shields, and T. Rowe Price. The Adviser may adjust allocations to the
Sub-advisers
at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a
Sub-adviser.
Below is a summary of each
Sub-adviser’s
principal investment strategies.

5.
The following paragraph is hereby added to the
sub-section
entitled “Bridge Builder Municipal Bond Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

MacKay Shields’ Principal Investment Strategies
MacKay Shields’ investment philosophy is centered on the belief that strong long-term performance can be achieved through an actively managed, research-driven, relative-value approach. MacKay Shields’ investment strategy combines a top-down macro view with bottom-up
credit research driven security selection. MacKay Shields’ investment discipline begins by outlining a macro view of the economy, interest rates, inflation and both national and regional political concerns. The top-down
component guides decisions relating to the Fund’s credit distribution, sector distribution, state exposure and yield curve positioning. The investment strategy seeks to maintain duration neutrality, typically expressed as a range around the duration of the relevant benchmark. MacKay Shields’ approach is driven by fundamental bottom-up
security analysis using deep credit research and spread analysis. In doing so, the investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management.

6.
The following disclosure is hereby added as the second sentence of the second paragraph in the sub-section
entitled
“Sub-advisers
and Portfolio Managers” under the section entitled “Management of the Funds”:

A discussion regarding the Board’s considerations in connection with the approval of the
Sub-advisory
Agreement of MacKay Shields for the Municipal Bond Fund and in connection with the approval of the
Sub-advisory
Agreement of Barrow, Hanley, Mewhinney & Strauss, LLC will each be available in the Funds’ semiannual report to shareholders for the period ending December 31, 2020.

7.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – Municipal Bond Fund” under the section entitled “Management of the Funds”:
MacKay Shields
MacKay Shields, with its principal office at 1345 Avenue of the Americas, New York, New York 10105, serves as a
Sub-adviser
to the Municipal Bond Fund under a
sub-advisory
agreement with the Adviser on behalf of the Fund. MacKay Shields is registered as an investment adviser with the SEC. MacKay Shields was privately held until 1984 when it became indirectly wholly-owned by New York Life Insurance Company. As of October 31, 2020, MacKay Shields managed approximately $144.2 billion in assets.
Portfolio Managers:
Robert DiMella, CFA, David Dowden, and Michael Denlinger, CFA,
have served as portfolio managers of the Municipal Bond Fund since January 2021.
Mr. DiMella is a Senior Portfolio Manager and Executive Managing Director of MacKay Shields. Mr. DiMella joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. He was the President and
co-founder
of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Mr. DiMella is a member of the firm’s Senior Leadership Team. He earned his Master’s degree at Rutgers University Business School and a Bachelor’s degree in Finance at the University of Connecticut. He is a CFA Charterholder.

Mr. Dowden is a Senior Portfolio Manager and Managing Director of MacKay Shields. Mr. Dowden joined MacKay Shields in 2009. Before joining the firm, he was Chief Investment Officer at Financial Guaranty Insurance Company. Mr. Dowden was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. Mr. Dowden has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.
Mr. Denlinger is a Portfolio Manager, Trader, and Director of MacKay Shields. Mr. Denlinger joined MacKay Shields in 2019. Before joining the firm, he was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. He started at Bank of America Merrill Lynch in 2014. Mr. Denlinger earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. He is a CFA Charterholder. He has been in the financial services industry since 2014.

8.
The
sub-section
of the Prospectus entitled “WellsCap’s Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Municipal Bond Fund – Principal Investment Strategies” is hereby deleted.

9.
The table in the
sub-section
of the Prospectus entitled
“Sub-advisers
and Portfolio Managers –WellsCap” under the section entitled “Summary Section – Bridge Builder Municipal Bond Fund” is hereby deleted.

10.
The
sub-section
of the Prospectus entitled “WellsCap’s Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies – Bridge Builder Municipal Bond Fund – Principal Investment Strategies” is hereby deleted.

11.	The sub-section in the Prospectus entitled “Sub-advisers and Portfolio Managers – Municipal Bond Fund – WellsCap” under the section entitled “Management of the Funds” is hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGE BUILDER TRUST

Bridge Builder Municipal Bond Fund

Supplement dated January 8, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The Trustees of the Bridge Builder Trust (the “Trust”) have (i) approved a sub-advisory agreement among Olive Street Investment Advisers, Inc., (“Olive Street”), MacKay Shields LLC (“MacKay Shields”), and the Trust, on behalf of the Bridge Builder Municipal Bond Fund (the “Municipal Bond Fund”) and (ii) the termination of the sub-advisory agreement among Olive Street, Wells Capital Management, Inc. (“WellsCap”), and the Trust, on behalf of the Municipal Bond Fund, each to be effective as of January 11, 2021.

Accordingly, effective on January 11, 2021, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Municipal Bond Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

MacKay Shields LLC (“MacKay Shields”), 1345 Avenue of the Americas, New York, New York 10105, is a Sub-adviser for an allocated portion of the Municipal Bond Fund pursuant to a sub-advisory agreement with the Adviser. MacKay Shields is wholly-owned by New York Life Investment Management Holdings LLC, which is wholly-owned by New York Life Insurance Company, MacKay Shields’ ultimate parent. MacKay Shields’ primary business location is in New York, and MacKay Shields provides sub-advisory services to the Municipal Bond Fund primarily from offices at 2029 Century Park East, Suite 1210, Los Angeles, CA 90067, and 155 Village Blvd., Suite 305, Princeton, NJ 08540. For its services as a Sub-adviser, MacKay Shields is entitled to receive a fee from the Municipal Bond Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for the portfolio managers, the number of accounts managed (excluding the Municipal Bond Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of October 31, 2020. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Bridge Builder Trust)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Robert DiMella, CFA	15	$24.62 billion	7	$9.97 billion	68	$23.86 billion
David Dowden	15	$24.62 billion	7	$9.97 billion	68	$23.86 billion
Michael Denlinger, CFA	2	$238.75 million	7	$9.97 billion	68	$23.86 billion

Accounts Subject to Performance Fees
Robert DiMella, CFA	0	0	3	$679.46 million	2	$534.28 million
David Dowden	0	0	3	$679.46 million	2	$534.28 million
Michael Denlinger, CFA	0	0	3	$679.46 million	2	$534.28 million

As of October 31, 2020, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. MacKay Shields’ Compliance Department reviews policies and procedures on an ongoing basis and works closely with senior management to assess existing business practices and new business initiatives to confirm that risks and conflicts of interest are properly being identified and addressed within the various business areas. In the event that any new conflicts are identified, MacKay Shields discloses those conflicts in its Part 2A of Form ADV, or creates new policies and procedure or revises its existing ones to address such conflicts.

The potential conflicts of interest discussed below relate to potential conflicts which may arise as a result of managing an investment advisory business. MacKay Shields, its parent company and affiliates maintain strict information barrier policies to mitigate against potential conflicts between firms.

Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same-day opposite direction transactions; and (3) short-sale trade procedures requiring pre-approval of certain short sales and restricting certain short sales.

The policy also contains a procedure for limited offerings, which provides that in those situations in which there is a limited supply of a security (initial public offerings, secondary offerings), it is the firm’s general Policy to make a pro rata allocation based on the original amounts targeted for the accounts. However, if in the portfolio managers and/or traders judgment or as a result of factors such as investment guideline constraints (e.g., duration limits), minimum trading lots for specific securities, account strategy, or low cash levels, the amount that would then be allocated to an account would not be suitable or be too small to properly manage, that account may be excluded from the pro rata allocation. MacKay Shields cannot assure that in every instance an investment will be allocated on a pro rata basis, and differences may occur due to the factors mentioned above.

MacKay Shields addresses the conflicts of interest created by “side-by-side management” by having a trade allocation policy designed so that trades are allocated among client accounts in a fair and equitable manner over time. Regardless of their fee arrangements, when MacKay Shields manages accounts according to the same investment strategy, MacKay Shields anticipates that those accounts will generally have the same investment opportunities and be invested in the same or similar securities with the same or similar weighting. However, there are often differences in the nature or amount of securities that MacKay Shields buys or sells for client accounts because of a variety of factors, as described below.

MacKay Shields’ Compliance Department conducts a monthly sample review of trade allocations to verify trades were allocated among participating portfolios in accordance with the firm’s policies and procedures. In addition, the Compliance Department performs a quarterly composite performance review of marketed composites to determine if the performance of accounts exceeded established tolerance levels when compared to the respective composite’s “Equal Weighted Average”. Any variances falling outside the established tolerance levels are documented with reasonable explanations. A summary report of these variances and explanations is presented to the Compliance Committee at its quarterly meetings.

The Cross Trading Policy provides that all cross trades must be pre-cleared by the MacKay Shields Compliance Department and require, among other things, that the transaction (a) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (b) is effected at the independent market price of the security determined in accordance with applicable methodology; and (c) be effected with no brokerage transaction.

Special considerations pertain to situations where one strategy may conflict with another. It is the policy of MacKay Shields that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities “long.” As stated above, it is policy that no one client be favored over another.

Employees of MacKay Shields are considered “access person” subject to the Code of Ethics of New York Life Investment Management Holdings LLC and all personal trading is monitored by NYLIM Compliance Officers. All personal trading matters are supervised by the firm’s Chief Compliance officer and daily monitoring of employee personal trades is conducted by a designated member of the NYLIM Compliance Department using the automated system.

Compensation. Fixed compensation is primarily paid through a portfolio manager’s annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm with the receipt of an award from the phantom equity plan.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, ESG contributions, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager has a positive impact on revenues/profitability, a portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

2.	The sub-section entitled “WellsCap Investments, LLC (“WellsCap”)” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Municipal Bond Fund” is hereby deleted.

3.	The first paragraph in Appendix B is hereby deleted and replaced in its entirety with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

ARTISAN PARTNERS LIMITED PARTNERSHIP

BAILLIE GIFFORD OVERSEAS LIMITED

ROBERT W. BAIRD & CO., INC.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

BLACKROCK INVESTMENT MANAGEMENT, LLC

BOSTON PARTNERS GLOBAL INVESTORS, INC.

CHAMPLAIN INVESTMENT PARTNERS, LLC

DIAMOND HILL CAPITAL MANAGEMENT, INC.

EAGLE ASSET MANAGEMENT, INC.

EDINBURGH PARTNERS LIMITED

FIAM LLC

JENNISON ASSOCIATES LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.

LAZARD ASSET MANAGEMENT LLC

LOOMIS, SAYLES & COMPANY, L.P.

LSV ASSET MANAGEMENT

MACKAY SHIELDS LLC

MASSACHUSETTS FINANCIAL SERVICES COMPANY

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MONDRIAN INVESTMENT PARTNERS LIMITED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PGIM, INC.

PZENA INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

SUSTAINABLE GROWTH ADVISERS, LP

T. ROWE PRICE ASSOCIATES, INC.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

WCM INVESTMENT MANAGEMENT, LLC

WELLINGTON MANAGEMENT COMPANY LLP

(collectively, the “Sub-advisers”)

4.	The following proxy voting guidelines are hereby added to Appendix B immediately after LSV Asset Management’s proxy voting guidelines.

MacKay Shields LLC

Proxy Voting Policies and Procedures

Revised February 2020

1.	Introduction

MacKay Shields LLC (“MacKay Shields” or the “Firm”), has adopted these “Proxy Voting Policy and Procedures” (the “Policy”) to ensure the Firm’s compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and other applicable fiduciary obligations. The Policy applies to proxies relating to securities held by clients of MacKay Shields who have delegated the responsibility of voting proxies to the Firm. The Policy is designed to assist Firm employees in meeting their specific responsibilities in this area and to reasonably ensure that proxies are voted in the best interests of the Firm’s clients.

2.	Statement of Policy

2.1 It is the policy of MacKay Shields that where the Firm has voting authority, all proxies are to be voted in the best interest of the client without regard to the interests of MacKay Shields or other related parties. Specifically, MacKay Shields shall not subordinate the interests of clients to unrelated objectives, including MacKay Shields’ interests. MacKay Shields shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all MacKay Shields clients share in seeing the value of a common investment increase over time. It is further the policy of the Firm that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records as required by the Advisers Act, be made available to its clients.

2.2 When proxies with respect to securities held by clients of MacKay Shields have not been received by MacKay Shields or its proxy voting service provider, MacKay Shields will make reasonable efforts to obtain missing proxies. MacKay Shields is not responsible for voting proxies it or its proxy voting service provider does not receive.

2.3 MacKay Shields may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit to the client; or

•	If a jurisdiction imposes share blocking restrictions which prevent the Firm from trading shares.’

3. Use of Third Party Proxy Voting Service Provider

To discharge its responsibility, MacKay Shields has examined third-party services that assist in the researching and voting of proxies and the development of voting guidelines. After such review, the Firm has selected Institutional Shareholder Services, Inc., (“ISS”), to research voting proposals, analyze the financial implications of voting proposals and vote proxies. MacKay Shields utilizes the research and analytical services, operational implementation, administration, record-keeping and reporting services provided by ISS.

4.	Proxy Voting Guidelines

4.1 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for non-union clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS non-union domestic or global proxy voting guidelines, as in effect from time to time (“Non-Union Guidelines”). Refer to Exhibit A for the current U.S. Summary Proxy Voting Guidelines.

4.2 MacKay Shields has determined that, except as set forth in Sections 6 and 7, proxies for union or Taft-Hartley clients who so specify will be voted in accordance with the voting recommendations contained in the applicable ISS Taft-Hartley domestic or international proxy voting guidelines, as in effect from time to time (“Union Guidelines”). A summary of the current Taft-Hartley U.S. Voting Guidelines and Taft-Hartley International Voting Guidelines are attached as Exhibit B.

4.3 For purposes of the Policy, the Non-Union and Union Guidelines are collectively referred to as the Standard Guidelines.

4.4 A client may choose to use proxy voting guidelines different from the Standard Guidelines (“Custom Guidelines”). Any Custom Guidelines must be furnished by the client to MacKay Shields in writing.

4.5 In the event the Standard Guidelines or any client’s Custom Guidelines do not address how a proxy should be voted or state that the vote is to be determined on a “case-by-case” basis, the proxy will be voted in accordance with ISS recommendations, subject to Section 6. In the event that ISS has not made a recommendation, MacKay Shields will follow the procedure set forth in Section 7.

4.6 Notwithstanding the foregoing, MacKay Shields will vote a proxy with respect to a particular security held by a client in accordance with such client’s specific request even if it is in a manner inconsistent with the Standard Guidelines or the client’s Custom Guidelines, as the case may be. Any such specific requests must be furnished to MacKay Shields by the client in writing and must be received by MacKay on a timely basis for instructing ISS how to cast the vote.

4.7 In order to avoid possible conflicts of interest, MacKay Shields votes proxies based on the Standard Guidelines or a client’s Custom Guidelines, as the case may be. However, it is recognized that the Firm’s portfolio management team has the ultimate responsibility for proxy voting.

4.8 For clients using the Standard Guidelines, the Firm will instruct ISS to cast votes in accordance with the Standard Guidelines. For clients using Custom Guidelines, the Firm will provide ISS with a copy of such Custom Guidelines and will instruct ISS to cast votes in accordance with such Custom Guidelines. ISS will cast votes in accordance with the Standard Guidelines or Custom Guidelines, as the case may be, unless instructed otherwise by MacKay Shields as set forth in Sections 6 and 7. Upon receipt of a specific request from a client pursuant to Section 4.6, the Firm will instruct ISS to cast such client’s proxy in accordance with such request.

5.	Client Account Set-up and Review

5.1 Initially, MacKay Shields must determine whether the client seeks to retain the responsibility of voting proxies, or seeks to delegate that responsibility to the Firm. The marketing or client service person responsible for setting up the account, in conjunction with MacKay’s Legal/Compliance Department, will have primary responsibility for making that determination. In its sole discretion, the Firm may decline to accept authority to vote a client’s proxies. Any such refusal shall be in writing.

5.2 If MacKay Shields has authority to vote a client’s proxies, the marketing or client service person responsible for setting up the account will ask the client to specify in writing (which may be by e-mail) whether the Firm should vote proxies in accordance with the Non-Union Guidelines, Union Guidelines or Custom Guidelines, unless specified in the client’s investment management agreement.

5.3 In most cases, the delegation of voting authority to MacKay Shields, and the Firm’s use of a third-party proxy voting service provider shall be memorialized in the client’s investment management agreement.

5.4 MacKay Shields shall notify ISS of new client accounts using such form as ISS shall specify from time to time. Designated personnel within the Firm will be responsible for ensuring that each new client’s account for which the Firm has proxy voting authority is established on the appropriate systems and that each such account is properly coded for voting under the appropriate Non-Union Guidelines, Union Guidelines or Custom Guidelines, as the case may be.

6.	Overriding Guidelines

A portfolio manager may propose that a particular proxy vote be cast in a manner different from the Standard Guidelines or an ISS voting recommendation, or may propose an abstention from voting, if he/she believes that to do so, based on all facts and circumstances, is in the best interest of the Firm’s clients as a whole. Any portfolio manager who proposes to override the Standard Guidelines or an ISS voting recommendation on a particular vote or to abstain from voting must complete a Proxy Vote Override/Decision Form, which is set forth in Schedule C.

7.	Referral of Voting Decision by ISS to MacKay Shields

7.1 In the event that the Standard Guidelines or a client’s Custom Guidelines do not address how a proxy should be voted on a specific proposal for an issuer and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.2 In the event that the Standard Guidelines or a client’s Custom Guidelines require a “case-by-case” determination on a particular proxy vote and ISS has not made a recommendation as to how such proxy should be voted, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

7.3 In the event that ISS determines that a conflict of interest exists as a result of which ISS is precluded from making a recommendation as to how a proxy should be voted on a specific proposal for an issuer, ISS will so advise MacKay Shields. In that event, the Legal/Compliance Department will request that the appropriate portfolio manager make a voting recommendation and complete a Proxy Vote Override/Decision Form.

8.	Conflicts of Interest

8.1 The Firm’s portfolio managers may make proxy voting decisions in connection with (i) overriding the Standard Guidelines or an ISS voting recommendation pursuant to Section 6, or (ii) deciding on a vote pursuant to Section 7. In such event, the portfolio managers have an affirmative duty to disclose any potential conflict of interest known to them that exists between the Firm and the client on whose behalf the proxy is to be voted (“Conflict”).

8.2. By way of example, Conflicts may exist in situations where the Firm is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where MacKay Shields or an affiliated person of the Firm also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

•	Manages money for an employee group.

Additional Conflicts may exist, among others, if an executive of the Firm or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.

8.3 Whether a relationship creates a Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Firm with respect to voting, the value of the relationship to MacKay Shields or an affiliate can create a Conflict.

8.4 After a Proxy Vote Override/Decision Form is completed pursuant to Sections 6 or 7, such Form, which elicits information as to whether a potential Conflict exists, must be submitted to the Legal/Compliance Department for review. If the Firm’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”) determines that there is no potential Conflict, the GC or CCO or their designee may instruct ISS to vote the proxy issue as set forth in the completed Form.

8.5 If the GC or CCO determines that there exists or may exist a Conflict, he or she will refer the issue to the Compliance Committee for consideration by convening (in person or via telephone) an emergency meeting of the Compliance Committee. For purposes of this Policy, a majority vote of those members present shall resolve any Conflict. The Compliance Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the recommendation of the portfolio manager, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients.

8.6 In considering the proxy vote and potential Conflict, the Compliance Committee may review the following factors, including but not limited to:

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Firm.

•	The nature of the relationship of the issuer or proponent with the Firm, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Firm or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a Conflict.

MacKay Shields may not abstain from voting any such proxy for the purpose of avoiding Conflict.

9.	Securities Lending

If MacKay Shields portfolio managers or their designees become aware of an upcoming shareholder meeting where there is an important vote to be taken, or become aware of a request for consent of security holders on a material matter affecting the investment, MacKay Shields will consider whether to request that clients call back securities loans, if applicable. In determining whether to request that clients call back securities loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter or giving or withholding consent outweighs the benefit to the client in keeping the security on loan. There may be instances when MacKay Shields may not be aware of the upcoming shareholder meeting or request for consent with sufficient time in advance to make such a request, or when MacKay Shields’ request that a client call back a securities loan in sufficient time to vote or give or withhold consent may not be successful.

10.	Reporting

Upon request, MacKay Shields shall report annually (or more frequently if specifically requested) to its clients on proxy votes cast on their behalf. MacKay Shields will provide any client who makes a written or verbal request with a copy of a report disclosing how MacKay Shields voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security;

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether MacKay Shields cast its vote on the matter on behalf of the client;

•	How MacKay Shields voted on behalf of the client; and

•	Whether MacKay Shields voted for or against management on behalf of the client.

11.	Record-Keeping

Either MacKay Shields or ISS as indicated below will maintain the following records:

•	A copy of the Policy and MacKay’s Standard Guidelines and Custom Guidelines;

•	A copy of each proxy statement received by MacKay Shields or forwarded to ISS by the client’s custodian regarding client securities;

•	A record of each vote cast by MacKay Shields on behalf of a client;

•

A copy of all documents created by MacKay Shields that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any Conflict, a copy of all guideline override requests and all supporting documents; and

•

A copy of each written request by a client for information on how MacKay Shields voted proxies on behalf of the client, as well as a copy of any written response by MacKay Shields to any request by a client for information on how MacKay Shields voted proxies on behalf of the client; records of oral requests for information or oral responses will not be kept.

Such records must be maintained for at least eight years, the first two years in an appropriate office of MacKay Shields.

12.	Review of Voting and Guidelines

As part of its periodic reviews, MacKay Shields’ Legal/Compliance Department will conduct an annual review of the prior year’s proxy voting as well as the guidelines established for proxy voting. Documentation shall be maintained of this review and a report setting forth the results of the review will be presented annually to the Compliance Committee.

13.	How to Request Information On How the Firm Voted Proxies

Clients may, at anytime, request and receive information from MacKay Shields as to how the Firm voted proxies for securities held in their account. Any such proxy information request should be in writing and mailed or faxed [(212) 303-6397] to MacKay Shields Client Services Department at:

MacKay Shields LLC

1345 Avenue of the Americas

New York, NY 10105

ATTN: Client Services

Exhibits:

Exhibit A -	2020 U.S. Summary Proxy Voting Guidelines (Standard Guidelines for non-union clients) – published November 18, 2019. Effective for Meetings on or after February 1, 2020

Exhibit B (Part I and II) -

2020 U.S. Taft-Hartley Proxy Voting Guidelines and 2020 International Taft-Hartley Proxy Voting Guidelines (Standard Guidelines for union clients (Taft-Hartley) (US and International)) – published December 31, 2019

Schedule C -	Proxy Vote Override/Decision Form

Access to the ISS Voting Guidelines mentioned above and other ISS Voting Guidelines are available at https://www.issgovernance.com/policy-gateway/voting-policies/

5.	The sub-section entitled “Wells Fargo Asset Management Proxy Voting Policies and Procedures Effective March 2020” under Appendix B is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE